Investor Presentation – 4Q 2023 Update March 12, 2024 Exhibit 99.1

Forward Looking Statements Non-GAAP Disclaimer This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as “will,” “expect,” “look forward,” “guidance,” “targeted”, “goals”, and similar expressions are intended to identify forward-looking statements. Statements about the company’s business, including its strategy, its industry, the company’s future profitability, the company’s guidance on its sales, Adjusted EBITDA, Adjusted Net Income, Adjusted Diluted EPS, Adjusted SG&A, Gross Profit, Gross Profit percentage, Adjusted Gross Profit, Adjusted Gross Profit percentage, Net Debt, Tax Rate, Capital Expenditures and Cash from Operations, Free Cash Flow, Free Cash Flow after Dividends, growth in the company’s various markets and the company’s expectations, beliefs, plans, strategies, objectives, prospects and assumptions are not guarantees of future performance. These statements are based on management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, most of which are difficult to predict and many of which are beyond our control, including the factors described in the company’s SEC filings that may cause our actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements, including the company’s Current Report on Form 8-K dated February 13, 2024. For a discussion of key risk factors, please see the risk factors disclosed in the company’s SEC filings, which are available on the SEC’s website at www.sec.gov and on the company’s website, www.mrcglobal.com. Our filings and other important information are also available on the Investor Relations page of our website at www.mrcglobal.com. Undue reliance should not be placed on the company’s forward-looking statements. Although forward-looking statements reflect the company’s good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the company’s actual results, performance or achievements or future events to differ materially from anticipated future results, performance or achievements or future events expressed or implied by such forward-looking statements. The company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except to the extent required by law. In this presentation, the company is providing certain non-GAAP financial measures. These are not measures of financial performance calculated in accordance with U.S. Generally Accepted Accounting Principles (GAAP) and should not be considered as alternatives.  The following GAAP measures have the following non-GAAP measures presented and derived from the respective GAAP measures: Net Income (adjusted EBITDA) Net Income margin (adjusted EBITDA margin) Gross profit (Adjusted Gross Profit) Gross profit percentage (Adjusted Gross Profit percentage) Net Income (adjusted Net Income) Diluted Earnings per Share (adjusted diluted EPS) Selling, general and administrative expense (adjusted SG&A) Net cash provided by operations (free cash flow and free cash flow after dividends) Long-term debt, net (Net Debt) Return on Invested Capital (ROIC), Adjusted for LIFO They should be viewed in addition to, and not as a substitute for, analysis of our results reported in accordance with GAAP. Management believes that these non-GAAP financial measures provide investors a view to measures similar to those used in evaluating our compliance with certain financial covenants under our credit facilities and provide meaningful comparisons between current and prior year period results. They are also used as a metric to determine certain components of performance-based compensation. They are not necessarily indicative of future results of operations that may be obtained by the company.

MRC Global A Compelling Investment Opportunity Solid balance sheet with flexibility for future growth and significant cash generation Improving financial performance, returns on invested capital and operating cash flow Sustainability principles embedded in organizational values and product offerings Leading global distributor of industrial products, services and supply solutions Diversified portfolio with long-term growth drivers in all end-market sectors

4Q23 Investor Presentation
MRC Global 4

Global Footprint – Hub & Spoke Model Promotes Efficiency

Deliver Solutions to Customers and Market Access to Suppliers

TTM Revenue by Region

United States	Canada	International
84%	4%	12%


North America
EMEA
APAC
AK
Nisku, AB
Bakersfield, CA
Odessa, TX
Munster, IN
Pittsburgh, PA
La Porte, TX
Houston, TX
Atlanta, GA
Valve Engineering & Modification Center
Stavanger, NO
Bradford, UK
Rotterdam, NL
Dubai, UAE
Singapore
Perth, WA
Brisbane, QLD

Global Footprint

- 14 Regional Distribution Centers
- 26 Valve & Engineering Centers
- 214 Service Centers
- Headquarters
- 16 → Countries
- ~2,900 → Employees

Current as of December 31, 2023

Market-Leading Expertise in Industrial Products, Services and Supply Solutions Industrial Infrastructure Products Flow-control equipment (valves and pipe) including low-emission valves that control pollution Measurement and instrumentation Gas meters and polyethylene pipe Value-added Services Valve actuation, modification and ValidTorqueTM Complete engineering documentation (CAD drawings) Testing services (e.g., hydrostatic testing, weld x-rays) Steam system surveys and audits On-site product assistance, training and demonstrations Quality Assurance Program – Approved Manufacturers List Qualification & Supplier Audits to minimize quality issues and promote customer loyalty Integrated Supply Solutions – Complete inventory management services including warehouse and logistics solutions, stock replenishment and product rationalization Scalable Capabilities in Projects, Maintenance and Turnarounds across Multiple End-Market Sectors 4Q23 Investor Presentation

Highly Diversified Portfolio with a Stable Customer Base Valve, Automation, Measurement & Instrumentation Carbon Steel Pipe, Fittings & Flanges Gas Products General Products Stainless Steel & Alloy Pipe, Fittings & Flanges Production, Transmission & Infrastructure Gas Utilities Downstream, Industrial & Energy Transition 2023 REVENUE BY PRODUCT LINE 2023 REVENUE BY END-MARKET SECTOR 2023 REVENUE BY GEOGRAPHY United States International Canada Across End-Markets, Geographies and Products 4Q23 Investor Presentation

Growth Drivers Multi-year growth expectations from: Continual safety and integrity projects and meter modernization Emissions reduction programs replacing valves New installations with a strong presence in high growth regions of the U.S. CAGR ~9% (2019 – 2023) Experiencing near term slowdown due to supply chain normalization but customer budgets expected to grow 5-7% per annum Two methods of future growth: Market penetration with new customers and increased spending with existing customers from additional product offerings and expanded geographies Gas Utilities End-Market Sector $ millions $1,197 Largest Sector, Independent of Commodity Prices 35% of 2023 Revenue 4Q23 Investor Presentation

Growth Drivers Global energy transition projects as carbon reduction targets are prioritized and government stimulus is deployed, including: Petrochemical investments led by secular demand for plastics and other chemicals Expanded project management expertise supporting market penetration in energy transition and chemicals for both brownfield and greenfield projects Expansion of liquefied natural gas (LNG) facilities in the U.S. and regasification terminals in Europe Increased turnaround and maintenance activity in chemicals and refining Downstream, Industrial & Energy Transition (DIET) End-Market Sector 9% Chemicals 10% Refining 12% Industrial & Energy Transition 31% of 2023 Revenue Energy Transition and Process Industry Investments Refinery conversions to biofuel feedstocks Hydroelectric power generation Hydrogen processing Offshore wind power generation Carbon capture and storage Geothermal power generation 4Q23 Investor Presentation

Growth Drivers Tightening global supply and demand driving increased well completion activity, production and gathering and processing facilities Need for energy security driving: Increasing demand for LNG exports from the U.S. to Europe Increasing European oil and gas production in the North Sea Activity in the U.S. shifting from private operators to IOCs and large independents MRC Global’s value proposition fits well with consolidators in the U.S. oilfield providing opportunities for market share expansion Market penetration from enhanced product mix tailored to smaller producers Pipeline infrastructure capacity tightening leading to need for transmission expansion projects Production, Transmission & Infrastructure (PTI) End-Market Sector 34% of 2023 Revenue Traditional Energy Infrastructure 4Q23 Investor Presentation

($ millions) Significant Cash Flow Generation Across the Cycle Cumulative Cash Flow from Operations 2020-2024E Financial Flexibility for Increased Shareholder Returns Note: See reconciliation of non-GAAP measures to GAAP measures in the appendix. 4Q23 Investor Presentation Cash Flow from (used in) Operations Annual sales growth (30%) 4% 26% 1% Flattish to down mid-single digits

($ millions) Improving Profitability Adjusted EBITDA – Structurally More Efficient Structurally More Efficient with High Operating Leverage Note: See reconciliation of non-GAAP measures to GAAP measures in the appendix. 4Q23 Investor Presentation Higher adjusted gross margin due to: Product and geography mix Contract structure Inventory purchasing behavior Adjusted Gross Margin – Structurally Higher SG&A cost control measures in 2024: Slower wage growth & related variable costs Reduced T&E and professional services Optimization of logistics SG&A to remain under 15% of total sales 150 bp improvement At least 7.4% average 4.9% average 250 bp improvement

Improving Capital Returns – Creating Value for Shareholders Note: See reconciliation of non-GAAP measures to GAAP measures in the appendix ROIC is a key metric for capital stewardship and shareholder value creation Improvement in ROIC is enabled by increased profitability and enhanced efficiency of inventory and financial working capital 4Q23 Investor Presentation Working capital / Sales 17.5% 15.6% 16.2% 15.5%

Leverage Ratio2 Liquidity ($ millions) Solid Balance Sheet with Flexibility for Future Growth Net debt is total debt less cash. See reconciliation in appendix. Net leverage multiples represent net debt / trailing twelve months adjusted EBITDA. Net Debt1 4Q23 $ 170M Cash & Capital Structure (as of December 31, 2023) Cash & Cash Equivalents $ 131 Debt (including current portion): Term Loan B due Sept 2024 (net of discount & deferred financing costs) $ 292 Global ABL Facility due Sept 2026 9 Total Debt $ 301 Preferred Stock $ 355 4Q23 Investor Presentation 4Q23 Cash & Cash Equivalents $ 131 Availability - Global ABL Facility 610 $ 741 Liquidity increased more than $100 million from 2022 Plan to repay the Term Loan B with cash and the ABL this year

4Q23 Investor Presentation

MRC Global 14

Sustainability Built into Organizational Values and Product Offerings

Environmental

- Enhanced Manufacturer Quality Assessment to include environmental sustainability
- Scope 1 & 2 emissions – 2022 marks 1st year with a full GHG baseline calculated pursuant to the GHG protocol
- Scope 2 emissions – **27%** energy used was from renewable sources in 2022
- All steel pipe, valves and flanges from **recycled steel** to varying degrees

ESG Developments

- Our **6th ESG report** published July 2023
- Established **SVP-Sustainability** position in 2022 to lead ESG strategy and execution


Sustainability
Supply chain management
Community involvement & human rights
Health, Safety and Employee Engagement
Corporate governance
Environmental performance
Managing the risks of climate change

Diversity & Inclusion

- **75%** of Board leadership positions from Diversity Groups
- **44%** of Board of Directors from Diversity Groups
- **24%** Global directors & above positions are female
- **23%** U.S. management & above positions are racially or ethnically diverse

Social Responsibility

- Added a dedicated **Supplier Diversity Program Manager**
- Successful 2022 pilot of **biodegradable shrink wrap** for U.S. operations with roll-out in 2023
- Recordable injuries **down 29%** since 2021
- **Safety stats better than peer group averages** from U.S. Bureau of Labor Statistics (BLS) and the National Association of Wholesaler-Distributors (NAW)

Governance

- 2022 disclosed alignment with Task Force on Climate-related Financial Disclosures (TCFD)
- **Executive compensation tied to safety metric**
- Board oversight of ESG

ESG ACCOLADES

TOP 6% — **S&P's 2022 ESG Assessment**: Top 6th percentile of companies in the Trading Companies & Distributors sector, placing 11/185

Ecovadis 2022 Assessment: Scored a 57, placing 70th percentile & awarded a Bronze Ecovadis Medal – 6-time winner

Note: Certain data based on 2023 ESG report for 2022 results where 2023 information is not yet available. 2024 ESG report for 2023 results is expected to be published in 2Q24.

MRC Global A Compelling Investment Opportunity Solid balance sheet with flexibility for future growth and significant cash generation Improving financial performance, returns on invested capital and operating cash flow Sustainability principles embedded in organizational values and product offerings Leading global distributor of industrial products, services and supply solutions Diversified portfolio with long-term growth drivers in all end-market sectors

APPENDIX

Financial Outlook 2024 Targets Profitability (annual) Revenue – flat to down low to mid-single digits from 2023 DIET - modestly higher PTI - modestly lower Gas Utilities - down for the full year with recovery in the second half of 2024 Adjusted Gross Profit – average 21% or better Adjusted EBITDA – average 7% SG&A/Sales % – average under 15% Cash Flow (annual) Capital expenditures – $40 - 45 million for 2024 – includes ERP system Cash flow from operations – $200 million Sequential Quarterly Revenue (1Q24 compared to 4Q23) Total company - flat to modestly lower PTI & Gas Utilities – flattish DIET – modest decline Note: See our Current Report on Form 8-K dated February 13, 2024, for a reconciliation of non-GAAP measures to their closest GAAP measures and for a discussion of forward-looking statements and the factors that might impact the various items in the 2024 Outlook. APPENDIX 4Q23 Investor Presentation

Quarterly Financial Performance - GAAP ($ millions, except per share data) APPENDIX NET INCOME & % MARGIN DILUTED EPS SALES GROSS PROFIT & % MARGIN 2.2% 2.4% 3.8% 18.2% 20.6% 19.9% 18.1% 20.2% 2.4% 3.9% 2.7% 2.2% 3.3% APPENDIX 4Q23 Investor Presentation

Quarterly Financial Performance - Adjusted ($ millions, except per share data) See reconciliation of non-GAAP measures to GAAP measures in the appendix ADJUSTED EBITDA & % MARGIN1 ADJUSTED DILUTED EPS1 ADJUSTED GROSS PROFIT & % MARGIN1 20.5% 21.2% 21.2% 6.5% 7.6% 7.8% 21.2% 21.3% 21.9% 21.3% 21.5% % 7.6% 7.9% 6.3% 7.8% 7.3% APPENDIX 4Q23 Investor Presentation

Annual Financial Performance ($ millions, except per share data) See reconciliation of non-GAAP measures to GAAP measures in the appendix Y-o-Y Growth (6%) 13% (24%) (33%) 20% 14% (12%) (30%) 4% 26% 1% Y-o-Y Growth (17%) 10% (45%) (68%) 139% 56% (28%) (52%) 51% 79% (4%) 8.3% 7.4% 7.1% 5.2% 2.5% 4.9% 6.7% 5.5% 3.8% 5.5% 7.8% 7.3% Y-o-Y Growth (5%) 11% (27%) (30%) 20% 20% (12%) (30%) 7% 33% 2% 19.0% 19.3% 18.9% 18.0% 18.7% 18.7% 19.6% 19.6% 19.7% 20.1% 21.3% 21.5% Y-o-Y Growth (22%) 13% (75%) NM NM NM (67%) NM NM NM (5%) ADJUSTED EBITDA & % MARGIN1 ADJUSTED DILUTED EPS1 SALES ADJUSTED GROSS PROFIT & % MARGIN1 APPENDIX 4Q23 Investor Presentation

Balance Sheet ($ millions) Net leverage multiples represent net debt / trailing twelve months adjusted EBITDA. Net debt is total debt less cash. Working capital defined as current assets (excluding cash) – current liabilities (excluding Term Loan B in 2023). Sales are on trailing twelve months basis. 2.6x 2.5x 3.4x 1.9x 4.0x 2.7x 2.3x 2.6x 2.7x 1.7x 1.2x 0.7x Net Leverage1: TOTAL DEBT CASH FLOW FROM (USED IN) OPERATIONS CAPITAL STRUCTURE NET WORKING CAPITAL AS % OF SALES2 APPENDIX 4Q23 Investor Presentation December 31, 2023 Cash and Cash Equivalents $ 131 Total Debt (including current portion): Term Loan B due 2024 (net of discount & deferred financing costs) $ 292 Global ABL Facility due 2026 9 Total Debt $ 301 Preferred stock 355 Common stockholders’ equity 488 Total Capitalization $ 1,144 Liquidity $ 741

4Q23 Investor Presentation

APPENDIX

MRC Global

22

Adjusted Gross Profit Reconciliation – Annual Periods

YEAR ENDED DECEMBER 31

($ millions)	2023		2022		2021		2020		2019		2018	
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Sales	$ 3,412		$ 3,363		$2,666		$2,560		$3,662		$4,172	
Gross profit	$ 690	20.2%	610	18.1%	$ 417	15.6%	$ 431	16.8%	$ 653	17.8%	$ 689	16.5%
Depreciation and amortization	19		18		19		20		21		23	
Amortization of intangibles	21		21		24		26		42		45	
Increase (decrease) in LIFO reserve	2		66		77		(19)		(2)		62	
Inventory charges and other	-		-		-		46		5		-	
Adjusted Gross Profit	$ 732	21.5%	$ 715	21.3%	$ 537	20.1%	$ 504	19.7%	$ 719	19.6%	$ 819	19.6%

($ millions)	2017		2016		2015		2014		2013		2012	
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Sales	$3,646		$3,041		$4,529		$5,933		$5,231		$5,571	
Gross profit	$ 582	16.0%	$ 468	15.4%	$ 786	17.4%	$ 1,018	17.2%	$ 955	18.3%	$ 1,014	18.2%
Depreciation and amortization	22		22		21		22		22		19	
Amortization of intangibles	45		47		60		68		52		49	
Increase (decrease) in LIFO reserve	28		(14)		(53)		12		(20)		(24)	
Inventory charges and other	6		45		-		-		-		-	
Adjusted Gross Profit	$ 683	18.7%	$ 568	18.7%	$ 814	18.0%	$ 1,120	18.9%	$ 1,009	19.3%	$ 1,058	19.0%

Note: Adjusted Gross Profit is a non-GAAP measure. For a discussion of the use of Adjusted Gross Profit, see our Current Report on Form 8-K dated February 13, 2024.

4Q23 Investor Presentation
APPENDIX
MRC Global
23

Adjusted EBITDA Reconciliation – Annual Periods

($ millions)	YEAR ENDED DECEMBER 31									
	2023		2022		2021		2020		2019	
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Sales	**$ 3,412**		**$ 3,363**		**$ 2,666**		**$2,560**		**$3,662**	
Net income (loss)	**$ 114**	**3.3%**	**$ 75**	**2.4%**	**$ (14)**	**(0.5)%**	**$ (274)**	**(10.7%)**	**$ 39**	**1.1%**
Income tax expense (benefit)	39		35		-		(9)		27	
Interest expense	32		24		23		28		40	
Depreciation and amortization	19		18		19		20		21	
Amortization of intangibles	21		21		24		26		42	
Increase (decrease) in LIFO reserve	2		66		77		(19)		(2)	
Equity-based compensation expense	14		13		12		12		16	
Foreign currency losses (gains)	3		8		2		2		(1)	
Non-recurring IT related professional fees	1		-		-		-		-	
Activism response legal and consulting costs	1		-		-		-		-	
Customer settlement	3		-		-		-		-	
Asset disposal	1		-		-		-		-	
Employee separation	-		-		1		-		-	
Inventory-related charges	-		-		-		46		5	
Facility closures	-		-		1		17		-	
Goodwill & intangible asset impairment	-		-		-		242		-	
Severance & restructuring charges	-		1		1		14		9	
Gain on sale of leaseback	-		-		-		(5)		-	
Recovery of supplier bad debt & Supplier bad debt	-		-		-		(2)		5	
Gain on early extinguishment of debt	-		-		-		(1)		-	
Adjusted EBITDA	**$ 250**	**7.3%**	**$ 261**	**7.8%**	**$ 146**	**5.5%**	**$ 97**	**3.8%**	**$ 201**	**5.5%**

Note: Adjusted EBITDA is a non-GAAP measure. For a discussion of the use of adjusted EBITDA, see our Current Report on Form 8-K dated February 13, 2024.

4Q23 Investor Presentation
APPENDIX
MRC Global 24

Adjusted EBITDA Reconciliation – Annual Periods

YEAR ENDED DECEMBER 31

($ millions)	2018		2017		2016		2015		2014		2013		2012	
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Sales	$4,172		$3,646		$3,041		$4,529		$5,933		$5,231		$5,571	
Net income (loss)	$ 74	1.8%	$ 50	1.4%	$ (83)	(2.7%)	$ (331)	(7.3%)	$ 144	2.4%	$ 152	2.9%	$ 118	2.1%
Income tax expense (benefit)	21		(43)		(8)		(11)		82		85		64	
Interest expense	38		31		35		48		62		61		113	
Depreciation and amortization	23		22		22		21		22		22		19	
Amortization of intangibles	45		45		47		60		68		52		49	
Increase (decrease) in LIFO reserve	62		28		(14)		(53)		12		(20)		(24)	
Equity-based compensation expense	14		16		12		10		9		15		8	
Foreign currency (gains) losses	(1)		(2)		4		3		3		13		(1)	
Goodwill & intangible asset impairment	-		-		-		462		-		-		-	
Inventory-related charges	-		6		40		-		-		-		-	
Severance & restructuring charges	4		14		20		14		8		1		-	
Loss on early extinguishment of debt	-		-		-		-		-		-		114	
Write off of debt issuance costs	1		8		1		3		-		-		-	
Litigation matter	-		3		-		3		-		-		-	
Change in fair value of derivative instruments	(1)		1		(1)		1		1		(5)		(2)	
Loss on disposition of non-core product line	-		-		-		5		10		-		-	
Insurance charge	-		-		-		-		-		2		-	
Cancellation of executive employment agreement (cash portion)	-		-		-		-		3		-		-	
Expenses associated with refinancing	-		-		-		-		-		5		2	
Pension settlement	-		-		-		-		-		-		4	
Other expense (income)	-		-		-		-		-		3		(1)	
Adjusted EBITDA	$ 280	6.7%	$ 179	4.9%	$ 75	2.5%	$ 235	5.2%	$ 424	7.1%	$ 386	7.4%	$ 463	8.3%

Note: Adjusted EBITDA is a non-GAAP measure. For a discussion of the use of adjusted EBITDA, see our Current Report on Form 8-K dated February 13, 2024.

4Q23 Investor Presentation

APPENDIX

MRC Global 25

Adjusted Net Income (Loss) Reconciliation – Annual Periods

YEAR ENDED DECEMBER 31

($ millions)	2023		2022		2021		2020		2019		2018		2017	
	Amount	Per Share	Amount	Per Share	Amount	Per Share	Amount	Per Share	Amount	Per Share	Amount	Per Share	Amount	Per Share
Net income (loss) attributable to common stockholders	**$ 90**	**$ 1.05**	**$ 51**	**$ 0.60**	**$ (38)**	**$ (0.46)**	**$ (298)**	**$ (3.63)**	**$ 15**	**$ 0.18**	**$ 50**	**$ 0.54**	**$ 26**	**$ 0.27**
Non-recurring IT related professional fees, net of tax	1	0.01	-	-	-	-	-	-	-	-	-	-	-	-
Asset disposal, net of tax	1	0.01	-	-	-	-	-	-	-	-	-	-	-	-
Customer settlement, net of tax	2	0.02	-	-	-	-	-	-	-	-	-	-	-	-
Activism response legal and consulting costs, net of tax	1	0.01	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill and intangible asset impairment, net of tax	-	-	-	-	-	-	234	2.85	-	-	-	-	-	-
Inventory-related charges, net of tax	-	-	-	-	-	-	38	0.46	5	0.06	-	-	6	0.06
Severance and restructuring, net of tax	-	-	-	-	1	0.01	12	0.15	7	0.08	3	0.03	14	0.15
Recovery of supplier bad debt and supplier bad debt, net of tax	-	-	-	-	-	-	(2)	(0.02)	5	0.06	-	-	-	-
Increase (decrease) in LIFO reserve, net of tax	2	0.02	50	0.59	58	0.71	(15)	(0.18)	(2)	(0.02)	48	0.52	18	0.19
Facility closures, net of tax	-	-	-	-	1	0.01	15	0.18	-	-	-	-	-	-
Gain on sale leaseback, net of tax	-	-	-	-	-	-	(4)	(0.05)	-	-	-	-	-	-
Litigation matter, net of tax	-	-	-	-	-	-	-	-	-	-	-	-	2	0.02
Write-off of debt issuance costs, net of tax	-	-	-	-	-	-	-	-	-	-	1	0.01	5	0.05
Income tax adjustment	-	-	-	-	-	-	-	-	-	-	-	-	(50)	(0.52)
Adjusted net income (loss) attributable to common stockholders	$ 97	$ 1.13	$ 101	$ 1.19	$ 22	$ 0.27	$ (20)	$ (0.24)	$ 30	$ 0.36	$ 102	$ 1.10	$ 21	$ 0.22

Note: Adjusted net income is a non-GAAP measure. For a discussion of the use of adjusted net income, see our Current Report on Form 8-K dated February 13, 2024.

4Q23 Investor Presentation
APPENDIX
MRC Global 26

Adjusted Net (Loss) Income Reconciliation – Annual Periods

YEAR ENDED DECEMBER 31

($ millions)	2016		2015		2014		2013		2012	
	Amount	Per Share	Amount	Per Share	Amount	Per Share	Amount	Per Share	Amount	Per Share
Net (loss) income attributable to common stockholders	**$ (107)**	**$ (1.10)**	**$ (344)**	**$ (3.38)**	**$ 144**	**$ 1.40**	**$ 152**	**$ 1.48**	**$ 118**	**$ 1.22**
Goodwill and intangible asset impairment, net of tax	-	-	402	3.94	-	-	-	-	-	-
Inventory-related charges, net of tax	33	0.34	-	-	-	-	-	-	-	-
Severance and restructuring, net of tax	17	0.17	11	0.11	6	0.06	-	-	-	-
(Decrease) increase in LIFO reserve, net of tax	(9)	(0.09)	(33)	(0.32)	8	0.08	(13)	(0.13)	(15)	(0.15)
Loss on early extinguishment of debt, net of tax	-	-	-	-	-	-	-	-	74	0.76
Litigation matter, net of tax	-	-	2	0.02	-	-	-	-	-	-
Write-off of debt issuance costs, net of tax	1	0.01	2	0.02	-	-	-	-	1	0.01
Executive separation expense, net of tax	-	-	-	-	-	-	1	0.01	-	-
Loss on disposition of non-core product lines, net of tax	-	-	3	0.03	8	0.08	-	-	-	-
Insurance charge, net of tax	-	-	-	-	-	-	1	0.01	-	-
Expenses associated with refinancing, net of tax	-	-	-	-	-	-	3	0.03	-	-
Equity-based compensation acceleration, net of tax	-	-	-	-	-	-	3	0.03	-	-
Income tax adjustment	-	-	-	-	-	-	3	0.03	-	-
Cancellation of executive employment agreement, net of tax	-	-	-	-	3	0.03	-	-	-	-
Pension settlement, net of tax	-	-	-	-	-	-	-	-	3	0.03
Adjusted net (loss) income attributable to common stockholders	**$ (65)**	**$ (0.67)**	**$ 43**	**$ 0.42**	**$ 169**	**$ 1.65**	**$ 150**	**$ 1.46**	**$ 181**	**$ 1.87**

Note: Adjusted net income is a non-GAAP measure. For a discussion of the use of adjusted net income, see our Current Report on Form 8-K dated February 13, 2024.

Note: Net debt and leverage ratio may be non-GAAP measures. For a discussion of the use of net debt, see our Current Report on Form 8-K dated February 13, 2024. Net Debt & Leverage Ratio Calculation – Annual Periods APPENDIX 4Q23 Investor Presentation December 31, ($ millions) 2023 2022 2021 2020 2019 2018 2017 2016 2015 2014 2013 2012 Long-term debt $ 9 $ 337 $ 295 $ 379 $ 547 $ 680 $ 522 $ 406 $ 511 $ 1,439 $ 970 $ 1,238 Plus: current portion of long-term debt 292 3 2 4 4 4 4 8 8 8 8 7 Total debt $ 301 $ 340 297 $ 383 $ 551 $ 684 $ 526 $ 414 $ 519 $ 1,447 $ 978 $ 1,245 Less: cash 131 32 48 119 32 43 48 109 69 25 25 37 Net debt $ 170 $ 308 $ 249 $ 264 $ 519 $ 641 $ 478 $ 305 $ 450 $ 1,422 $ 953 $ 1,208 Net debt $ 170 $ 308 $ 249 $ 264 $ 519 $ 641 $ 478 $ 305 $ 450 $ 1,422 $ 953 $ 1,208 Trailing twelve months adjusted EBITDA 250 261 146 97 201 280 179 75 235 424 386 463 Leverage ratio 0.7 1.2 1.7 2.7 2.6 2.3 2.7 4.0 1.9 3.4 2.5 2.6

THREE MONTHS ENDED ($ millions) December 31, 2023 September 30, 2023 December 31, 2022 Amount % of Sales Amount % of Sales Amount % of Sales Sales $ 768 $ 888 $ 869 Gross profit $ 153 19.9% $ 183 20.6% $ 158 18.2% Depreciation and amortization 4 5 4 Amortization of intangibles 6 5 6 Increase (decrease) in LIFO reserve 5 (4) 16 Adjusted Gross Profit $ 168 21.9% $ 189 21.3% $ 184 21.2% Adjusted Gross Profit Reconciliation - Quarters Note: Adjusted gross profit is a non-GAAP measure. For a discussion of the use of adjusted gross profit, see our Current Report on Form 8-K dated February 13, 2024. APPENDIX 4Q23 Investor Presentation

Adjusted EBITDA Reconciliation - Quarters THREE MONTHS ENDED ($ millions) December 31, 2023 September 30, 2023 December 31, 2022 Amount % of Sales Amount % of Sales Amount % of Sales Sales $ 768 $ 888 $ 869 Net income $ 21 2.7% $ 35 3.9% $ 21 2.4% Income tax expense 2 14 12 Interest expense 6 9 7 Depreciation and amortization 4 5 4 Amortization of intangibles 6 5 6 Severance and restructuring - - 1 Increase (decrease) in LIFO reserve 5 (4) 16 Equity-based compensation expense 4 3 4 Activism response legal and consulting costs 1 - - Customer settlement - 3 - Foreign currency gains (1) - (5) Adjusted EBITDA $ 48 6.3% $ 70 7.9% $ 66 7.6% Note: Adjusted EBITDA is a non-GAAP measure. For a discussion of the use of adjusted EBITDA, see our Current Report on Form 8-K dated February 13, 2024. APPENDIX 4Q23 Investor Presentation

Adjusted Net Income Attributable to Common Stockholders Reconciliation - Quarters THREE MONTHS ENDED December 31, 2023 September 30, 2023 December 31, 2022 ($ millions) Amount Per Share* Amount Per Share (1) Amount Per Share Net income attributable to common stockholders $ 15 $ 0.17 $ 29 $ 0.33 $ 15 $ 0.18 Customer settlement, net of tax - - 2 0.02 - - Activism response legal and consulting costs, net of tax 1 0.01 - - - - Increase (decrease) in LIFO reserve, net of tax 4 0.04 (3) (0.03) 12 0.14 Adjusted net income attributable to common stockholders $ 20 $ 0.23 $ 28 $ 0.32 $ 27 $ 0.32 Note: Adjusted net income is a non-GAAP measure. For a discussion of the use of adjusted net income, see our Current Report on Form 8-K dated February 13, 2024. (1) Earnings per share represents diluted earnings per share. For the three months ended September 30, 2023, the diluted earnings per common share calculation is calculated as net income of $35 million divided by 105.9 million shares. APPENDIX 4Q23 Investor Presentation

4Q23 Investor Presentation
APPENDIX
MRC Global
31

Return on Invested Capital (ROIC), Adjusted for LIFO

($ millions)	2023	2022	2021	2020
Net Income (loss)	$ 114	$ 75	$ (14)	(274)
Interest expense, net of tax	24	18	17	21
Net Operating Profit (loss) After Tax (NOPAT)	**$ 138**	**$ 93**	**$ 3**	**(253)**
LIFO expense (benefit), net of tax	2	50	58	(15)
NOPAT, net of LIFO	**$140**	**$ 143**	**$ 61**	**(268)**
Total debt	$ 301	$ 340	$ 297	383
Shareholders' equity	488	386	323	350
Preferred stock	355	355	355	355
Operating lease liabilities (short and long-term)	220	218	210	224
Invested Capital	**$ 1,364**	**$ 1,299**	**$ 1,185**	**$ 1,312**
Average Invested Capital	$ 1,332	$ 1,242	$ 1,249	$ 1,531
Average Invested Capital, net of LIFO	**$ 1,358**	**$ 1,296**	**$ 1,270**	**$ 1,522**
ROIC, including LIFO	**10.4%**	**7.5%**	**0.2%**	**(16.5%)**
ROIC, Adjusted for LIFO	**10.3%**	**11.0%**	**4.9%**	**(17.5%)**

Note: ROIC, including LIFO, was calculated from GAAP measures by dividing Invested Capital by NOPAT. ROIC, Adjusted for LIFO, was calculated from non-GAAP adjusted measures by dividing Invested Capital, net of LIFO, by NOPAT, net of LIFO. Utilizing ROIC calculated using the non-GAAP measures is not better than ROIC calculated using the GAAP measures. However, the company presents ROIC, Adjusted for LIFO, because the company believes it provides useful comparisons of the company's ROIC to other distribution companies, including those companies with whom we compete in the distribution of pipe, valves and fittings, many of which do not utilize LIFO inventory costing methodology. The impact of the LIFO inventory costing methodology can cause results to vary substantially from company to company depending upon whether they elect to utilize LIFO and depending upon which method they may elect. The company believes that NOPAT and Invested Capital are the financial measures calculated and presented in accordance with U.S. GAAP that is most directly compared to NOPAT, net of LIFO, and Invested Capital, Net of LIFO, used in the calculation of ROIC, Adjusted for LIFO.